Summary of Estimated Fair Value of Available-For-Sale Debt Investments, Classified by the Contractual Maturity Date (Detail) ¥ in Millions, $ in Millions	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Investments, Debt and Equity Securities [Abstract]
Due in 1 year	¥ 56	$ 8	¥ 1,793
Due in 1 year through 5 years	1,776	254	870
Not due at a single maturity date	1,388	198	3,697
Total	¥ 3,220	$ 460	¥ 6,360